UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 26, 2007

NEOPROBE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-26520	31-1080091
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

425 Metro Place North, Suite 300, Columbus, Ohio	43017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(614) 793-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 26, 2007, at a meeting following the Company’s annual meeting of stockholders, the Board of Directors of the Company adopted certain amendments to the Company’s Amended and Restated By-Laws. These amendments were generally intended to update the By-Laws to reflect changes in Delaware law since the By-Laws were last amended in 1996, and to clarify the duties of the Chairman of the Board of Directors and the President. These changes included:

•
Providing that the annual meeting of stockholders be held annually at such time as designated by the board of directors, rather than within 13 months of the last annual meeting as formerly provided in the By-Laws;

•
Updating the notice provisions applicable to stockholder meetings to allow for notice and waiver of notice by electronic transmission, and dispensing with the required delivery of notice to any stockholder where prior notices to the last known address of such stockholder have been returned as undeliverable;

•
Expressly permitting other actions to be taken through electronic transmission, as permitted by Delaware law, including actions by the board of directors or any committee by written consent, proxies and notice of meetings of the board of directors;

•	Permitting the company to provide access to a stockholder list for purposes of a stockholder meeting through an Internet website or similar electronic network;
•	Providing that the board of directors may adopt rules governing the conduct of stockholder meetings as permitted by Delaware law;
•	Clarifying that the President of the Company is the chief executive officer of the Company in the absence of the board of directors’ designation of another officer as chief executive officer; and
•	Permitting the board of directors to authorize the issuance and transfer of uncertificated shares.

Previously, the By-Laws were silent with respect to the Company’s ability to issue shares in uncertificated form, the ability to take certain actions through electronic transmission or through use of an Internet website, or to dispense with delivery of notice to inactive shareholder addresses.

The summary above is qualified in its entirety by the Amended and Restated Bylaws filed herewith as Exhibit 3.2 to this Report, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Exhibit Description

3.2	Amended and Restated By-Laws of Neoprobe Corporation (as adopted July 26, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neoprobe Corporation

Date: August 3, 2007	By:	/s/ Brent L. Larson
Brent L. Larson, Vice President, Finance and Chief Financial Officer